EXHIBIT 32.1



                                  CERTIFICATION

     Pursuant to 18U.S.C.Section 1350, the undersigned officers of Ocean Bio-Chem, Inc. (the "Company"), hereby certify that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: August 11, 2004


                                                       /s/ Peter Dornau
                                                       ------------------------
                                                       Peter G. Dornau
                                                       Chairman of the Board of
                                                       Directors  and Chief
                                                       Executive Office




                                                       /s/ Edward Anchel
                                                       ------------------------
                                                       Edward Anchel
                                                       Chief Financial Officer